Supplement to the
Strategic Advisers® Core Fund
July 30, 2018
Prospectus

Paragraphs 12 and 14 under the “Sub-Adviser(s)” heading in the “Fund Management” section are removed in their entirety.

The following information replaces the similar information found in the "Fund Summary" section under the "Investment Adviser" heading.

Strategic Advisers (the Adviser) is the fund's manager. AllianceBernstein L.P. (AllianceBernstein), Aristotle Capital Management, LLC (Aristotle Capital), Boston Partners Global Investors, Inc. (Boston Partners), Brandywine Global Investment Management, LLC (Brandywine Global), ClariVest Asset Management LLC (ClariVest), FIAM LLC (FIAM), Geode Capital Management, LLC (Geode), Invesco Advisers, Inc. (Invesco), J.P. Morgan Investment Management Inc. (JPMorgan), Loomis, Sayles & Company, L.P. (Loomis Sayles), LSV Asset Management (LSV), Massachusetts Financial Services Company (MFS), PineBridge Investments LLC (PineBridge Investments), and T. Rowe Price Associates, Inc. (T. Rowe Price) have been retained to serve as sub-advisers for the fund. The Adviser may change a sub-adviser's asset allocation at any time, including allocating no assets to, or terminating the sub-advisory contract with, a sub-adviser.

The following information supplements similar information found in the "Fund Management" section under the “Sub-Adviser(s)” heading.

Invesco, at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, has been retained to serve as a sub-adviser for the fund. As of March 31, 2019, Invesco had approximately $954.8 billion in discretionary assets under management.

PineBridge Investments, at 399 Park Avenue, 4th Floor, New York, NY 10022, has been retained to serve as a sub-adviser for the fund. As of March 31, 2019, PineBridge Investments had approximately $93.4 billion in assets under management.

SAI-COR-19-01 1.910403.126	June 6, 2019